THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly-owned subsidary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling
(800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to State Street Bank and Trust Company (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, is currently prohibiting and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or by writing State Street Bank and Trust Company, c/o The Singapore Fund, Inc., P.O. Box 8200, Boston, MA 02266-8200.

A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, no action is required on your part, as you are AUTOMATICALLY ENROLLED by the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan also allows shareholders to make optional cash investments in Fund shares semi-annually through the Plan Agent in any amount from $100 to $3,000. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market twice a year, on or about February 15th and August 15th. Plan participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the applicable date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent. For purchases from voluntary cash payments, participants must pay a nominal service fee of $0.75 for each investment in addition to a pro rata portion of the brokerage commission.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                December 6, 2000
DEAR SHAREHOLDERS:

    We are pleased to present the Annual Report of The Singapore Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2000.

STOCK MARKET REVIEW

    For the year ended October 31, 2000, the Singapore market, as measured by the DBS50 Index (the "DBS50"), fell by 7.6% in U.S. Dollar ("USD") terms. This, however, compares favorably with most of the other Southeast Asian markets.

    After a flight to quality at the end of 1999 due to Year 2000 concerns, the market in the year 2000 has been driven by concerns over rising energy prices, inflation risk, increasing interest rates and a slew of earnings downgrades. In Asia, the added factor of political risk in selected countries contributed to the negative returns experienced by the countries during the period.

    The strongest performers in the benchmark during the year were JIT Holdings (44%), Creative Technologies (39%) and Overseas Union Enterprise (26%). The worst performers were Cycle and Carriage (-46%), Hong Leong Asia (-43%) and Neptune Orient Lines (-41%).

REGIONAL MARKET PERFORMANCE FOR THE YEAR ENDING OCTOBER 31, 2000 (IN USD TERMS)

INDEX
SINGAPORE DBS 50                                                       -7.6%
BANGKOK S.E.T.                                                        -39.5
HANG SENG                                                              11.9
JAKARTA SE COMPOSITE                                                  -50.1
KUALA LUMPUR COMPOSITE                                                  1.3
PHILIPPINES SE COMPOSITE                                              -50.8

FUND PERFORMANCE

    As of October 31, 2000, the Fund's net asset value ("NAV") per share was $8.12. This represents a 19.4% decline from the NAV per share of $10.07 at the start of the fiscal year. No dividend was paid out during the year. The Fund underperformed the DBS50 by 11.8% over the year. The underperformance has narrowed significantly from 24.8% in the previous year.

    In the second half of the year, the Fund's portfolio of stocks was revamped. The high level of cash was reduced and redeployed into interest rate sensitive stocks. The Fund also exited from all positions outside of Singapore and is now only invested in Singapore equities. This is in line with the stronger economy in Singapore vis-a-vis the other ASEAN economies in which the Fund can invest. As a result of these measures, the portfolio's relative underperformance decreased. In the first half of the year, the Fund underperformed the DBS50 by 7.1% and in the second half of the year, the underperformance increased an additional 4.7% to bring the underperformance for the year to 11.8%.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    Within Singapore, the Fund maintained a mandatory underweight position in Banks and Financial stocks, as the maximum allowable weight in any sector is 25%, while the benchmark weight for Banks and Financials was about 34%. However, holding a heavier position in other interest rate sensitive stocks compensated for this restriction. The Fund's overweight position in technology stocks was hit along with the correction in the global technology sector. This position was reduced during the year but we still maintain a modestly overweight position in technology given the sustainable strength of the technology industry in Singapore.

    The Fund's cash and cash equivalents at October 31, 2000 were 11.2%. This was due to a re-positioning of the portfolio and the cash level has since been reduced to less than 5% as of December 5, 2000. At October 31, 2000, the sector allocation of the portfolio (as % of net assets) vs. the benchmark, DBS50 was as follows:

SECTOR                                                        SINGAPORE FUND    *DBS50
Banks & Financials                                                23.5%         34.0%
Property                                                           8.1          11.2
Telecommunication                                                 12.3          10.4
Technology                                                         9.9           6.2
Media & Publishing                                                 4.0           6.1
Transportation                                                    20.0          15.1
Others                                                            11.0          17.0
CASH + EQUIV.                                                     11.2          --

(Total approx. weight in Technology, Media and Telecom : 26.2%)
*estimates based on in-house definition of the respective sectors

ECONOMIC PERFORMANCE AND OUTLOOK

ECONOMIC GROWTH REMAINS STRONG

    Singapore's economy grew by an estimated 10.0% in 3Q00 versus a 9.0% growth in 2Q00. For the first three quarters of the year, the Singapore economy grew by 9.8%. The government's official GDP growth target has also been raised four times this year from a low of 5.0% to 9.5%.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    Surging external demand (19% year-on-year growth) and robust domestic expenditure (9% year-on-year growth) drove the stellar economic performance. The breakdown on a sectorial basis is as follows:

SECTOR                                                           GROWTH
Manufacturing                                                         15.5%
Construction                                                          -1.3
Wholesale & Retail Trade                                              15.2
Hotels & Restaurants                                                   9.0
Transport & Communications                                             9.2
Financial Services                                                     4.4
Business Services                                                      7.7

OUTLOOK

    Prospects for Singapore's economic growth continue to remain robust, supported by both strong external growth and a powerful domestic consumption recovery. For 3Q00, surging external demand (+19% year-on-year) and robust domestic expenditure (+9% year-on-year) provided the impetus for the stellar 3Q GDP growth of +10% versus the previous year. More importantly, strong export growth has masked evidence of a pick-up in domestic spending as represented by the sharp improvement in retail spending which accelerated by 23% in 3Q00. Looking forward, though external demand is expected to wane, the Singapore economy will be supported by a likely consumption boom. The government is expected to increase spending by 26% in 2001 and other government stimulants such as tax cuts should also inject further investment into the economy. The third factor contributing to a potential consumption boom is a decrease in savings (voluntary savings is expected to decrease from 30% of GDP in 1999 to 25% in 2001 and decreasing to 20% over the next 10 years). We expect the Singapore economy to grow by a robust 9% to 10% in 2000 and between 6% to 7% in 2001.

MARKET OUTLOOK

    After falling almost 20% since the start of the year, the Singapore market is now offering compelling valuations. Many stocks are trading at steep discounts to intrinsic valuation and near historical lows on earnings multiple. The market as a whole is clearly undervalued in view of the positive economic outlook for Singapore and the strong projected earnings growth. In addition, rising momentum in corporate restructuring in the form of share buybacks, mergers & acquisitions and formation of global alliances, all targeted to improve long-term corporate return on equity (ROE) and enhance shareholder's value, should provide the additional catalyst to drive equity prices higher. In summary, the Singapore market is expected to outperform regional markets in 2001. Stocks are trading at compelling levels and excellent buys are available for picking.

PORTFOLIO STRATEGY

    The portfolio is likely to stay centered around Singapore stocks unless the other ASEAN countries exhibit a convincing turnaround and strong opportunities for outperformance can be found. Given the current weak outlook for residential properties, we have lowered our weighting in the property sector. Moving forward, we will be maintaining overweight positions in undervalued key benchmark stocks such as Singapore Airlines,

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
which was trading at a forward P/E of 11 times as of November 6, 2000. Drivers for performance will also be found in subjects of restructuring and M&A activity and we will be on the constant lookout for these opportunities.

PORTFOLIO MANAGEMENT

    Effective October 12, 2000, Mr. Roy Phua replaced Ms. Stella Ng as the Fund's portfolio manager. Mr. Phua is responsible for the day-to-day management of the Fund's portfolio. Mr. Phua joined DBS Asset Management Ltd., of which the Fund's Investment Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly owned subsidiary, in July 2000. From 1995 to 2000, Mr. Phua worked at Rothschild Asset Management Pte. Ltd. Singapore as an analyst and portfolio manager.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

/s/ Masayasu Ohi

MASAYASU OHI
CHAIRMAN OF THE BOARD

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS--88.76%
--------------------------------------------------------------------------------

  SHARES                                                   VALUE
----------                                              -----------
SINGAPORE--88.76%
BANKS & FINANCIAL SERVICES--23.51%
 1,610,000    Oversea-Chinese Banking Corp. Ltd.......  $10,269,962
   818,600    Overseas Union Bank Ltd.................    3,962,923
   450,000    United Overseas Bank Ltd................    3,331,815
                                                        -----------
                                                         17,564,700
                                                        -----------
COMMUNICATIONS--MEDIA--3.96%
   207,000    Singapore Press Holdings Ltd............    2,959,164
                                                        -----------
E-BUSINESS--0.16%
   500,000    Adroit Innovations Ltd.*................      118,180
                                                        -----------
ELECTRONIC COMPONENTS--9.19%
   750,000    Chartered Semi-Conductor Manufacturing
               Co.*+..................................    3,246,383
   740,000    CSA Holdings Ltd.*......................    1,095,797
   261,000    Venture Manufacturing (Singapore)
               Ltd....................................    2,527,053
                                                        -----------
                                                          6,869,233
                                                        -----------
ELECTRONICS--0.56%
   250,000    OMNI Industries Ltd.....................      421,460
                                                        -----------
FOODS--0.26%
   104,000    Cerebos Pacific Ltd.....................      194,282
                                                        -----------
INDUSTRIAL--3.77%
 1,748,000    Singapore Technologies Engineering
               Ltd.+..................................    2,817,428
                                                        -----------
PROPERTY DEVELOPMENT--8.08%
   450,000    City Developments Ltd...................    2,075,977
 1,778,000    Keppel Land Ltd.+.......................    2,653,127
 1,615,000    MCL Land Ltd............................    1,030,186
   135,000    Singapore Land Ltd......................      279,872
                                                        -----------
                                                          6,039,162
                                                        -----------

  SHARES                                                   VALUE
----------                                              -----------

REAL ESTATE--3.32%
   630,000    Allgreen Properties Ltd.................  $   405,456
 2,570,000    First Capital Corp. Ltd.................    2,078,483
                                                        -----------
                                                          2,483,939
                                                        -----------
RETAIL--0.88%
 2,089,000    Courts (Singapore) Ltd..................      654,374
                                                        -----------
SHIPYARDS--2.74%
 5,000,000    Sembcorp Marine Ltd.+...................    2,050,347
                                                        -----------
TELECOMMUNICATIONS--12.33%
 1,516,000    ICOMM Technology Ltd....................      332,418
 5,360,000    Singapore Telecommunications Ltd.+......    8,883,472
                                                        -----------
                                                          9,215,890
                                                        -----------
TRANSPORTATION--3.71%
 1,000,000    Delgro Corp. Ltd........................    2,767,969
                                                        -----------
TRANSPORTATION--AIR--13.41%
 1,000,000    Singapore Airlines Ltd.+................   10,023,921
                                                        -----------
TRANSPORTATION--MARINE--2.88%
 1,399,000    Neptune Orient Lines Ltd.+*.............    1,187,214
 1,000,000    Sembcorp Industries Ltd.+...............      962,524
                                                        -----------
                                                          2,149,738
                                                        -----------
Total Common Stocks
  (Cost--$68,688,047).................................   66,329,787
                                                        -----------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

-------------------------------------------
TIME DEPOSITS--6.84%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                                    VALUE
----------                                              -----------
SINGAPORE DOLLAR--5.76%
     7,560    Citibank Singapore, 1.50% due 11/1/00...  $ 4,305,711
                                                        -----------
U.S. DOLLAR TIME DEPOSIT--1.08%
       173    Bank of New York Time Deposit, 4.20% due
               11/1/00................................      172,698
       632    Citibank Singapore, 5.00% due 11/1/00...      631,888
                                                        -----------
Total U.S. Dollar Time Deposits.......................      804,586
                                                        -----------
Total Time Deposits
  (Cost--$5,116,698)..................................    5,110,297
                                                        -----------
Total Investments--95.60%
  (Cost--$73,804,745).................................   71,440,084
Other assets less liabilities--4.40%..................    3,287,757
                                                        -----------
NET ASSETS (Applicable to 9,200,840 shares of capital
  stock outstanding; equivalent to $8.12 per
  share)--100.00%.....................................  $74,727,841
                                                        ===========

------------------------

   +  Deemed to be an affiliated issuer.
   *  Non-income producing securities.

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 2000
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
Oversea-Chinese Banking Corp.
Ltd................................    13.74%
Singapore Airlines Ltd.............    13.41
Singapore Telecommunications
Ltd................................    11.89
Overseas Union Bank Ltd............     5.30
United Overseas Bank Ltd...........     4.46
Chartered Semi-Conductor
  Manufacturing....................     4.34
Singapore Press Holdings Ltd.......     3.96
Singapore Technologies Engineering
  Ltd..............................     3.77
Delgro Corp. Ltd...................     3.70
Keppel Land Ltd....................     3.55

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
OCTOBER 31, 2000
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Banks & Financial Services.........    23.51%
Transportation--Air................    13.41
Telecommunications.................    12.33
Electronic Components..............     9.19
Property Development...............     8.08
Communications--Media..............     3.96
Industrial.........................     3.77
Transportation.....................     3.71
Real Estate........................     3.32
Transportation--Marine.............     2.88

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities (cost --
     $42,584,995)............................    $39,615,668
    Affiliated securities (cost --
     $31,219,750)............................     31,824,416    $ 71,440,084
                                                 -----------
  Receivable for securities sold.............                      4,124,440
  Interest receivable........................                          5,591
  Prepaid expenses...........................                         16,058
                                                                ------------
    Total assets.............................                     75,586,173
                                                                ------------
LIABILITIES
  Payable for securities purchased...........                        655,581
  Accrued expenses and other liabilities.....                        202,751
                                                                ------------
    Total liabilities........................                        858,332
                                                                ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,200,840 shares issued and outstanding...                         92,008
  Paid-in capital in excess of par value.....                    106,392,052
  Accumulated net realized loss on
   investments...............................                    (29,390,258)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........                     (2,365,961)
                                                                ------------
    Net assets applicable to shares
     outstanding.............................                   $ 74,727,841
                                                                ============
        NET ASSET VALUE PER SHARE............                   $       8.12
                                                                ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of - $188,612)........    $    799,321
    Affiliated securities (net of withholding
     taxes of - $257,642)....................         763,095    $  1,562,416
                                                 ------------
  Interest...................................                         135,387
                                                                 ------------
    Total investment income..................                       1,697,803
                                                                 ------------
EXPENSES:
  Investment management fee and expenses.....                         654,101
  Investment advisory fee and expenses.......                         323,355
  Administration fee.........................                         179,143
  Custodian fees and expenses................                         151,635
  Audit and tax services.....................                          82,800
  Legal fees and expenses....................                          60,094
  Osaka Securities Exchange fees and
   expenses..................................                          53,996
  Directors' fees and expenses...............                          52,458
  Reports and notices to shareholders........                          36,578
  Insurance expense..........................                          24,483
  Transfer agency fee and expenses...........                          20,394
  Other......................................                          23,311
                                                                 ------------
    Total expenses...........................                       1,662,348
                                                                 ------------

NET INVESTMENT INCOME........................                          35,455
                                                                 ------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized (losses) on investments:
    Unaffiliated securities..................     (12,924,133)
    Affiliated securities....................        (961,658)    (13,885,791)
                                                 ------------
  Net realized foreign currency transaction
   losses....................................                        (518,014)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                      (3,534,119)
  Net change in unrealized appreciation
   (depreciation) on other assets and
   liabilities denominated in foreign
   currency..................................                          11,463
                                                                 ------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................                     (17,926,461)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                    $(17,891,006)
                                                                 ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE YEARS ENDED
                                                         OCTOBER 31,
                                                 ---------------------------
                                                     2000           1999
                                                 ------------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)...............    $     35,455    $  (345,805)
  Net realized gain (loss) on:
    Investments..............................     (13,885,791)    16,374,428
    Foreign currency transactions............        (518,014)      (621,513)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      (3,534,119)    12,940,708
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          11,463        (10,312)
                                                 ------------    -----------
  Net increase (decrease) in net assets
   resulting from operations.................     (17,891,006)    28,337,506
                                                 ------------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net investment income......................         --            (965,499)
                                                 ------------    -----------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................         --              36,837
                                                 ------------    -----------
    Net increase (decrease) in net assets....     (17,891,006)    27,408,844
NET ASSETS:
  Beginning of year..........................      92,618,847     65,210,003
                                                 ------------    -----------
  End of year................................    $ 74,727,841    $92,618,847
                                                 ============    ===========

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on
May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the year ended October 31, 2000, the Fund was subject to withholding tax, ranging from 10% to 25.5%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2000, expenses of $16,519 were paid to the Manager, representing

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board. During the year ended October 31, 2000, there were no brokerage commissions paid by the Fund to affiliates of the Manager in connection with portfolio transactions.

    The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa SB Investments (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2000, no such expenses were paid to the Adviser. During the year ended
October 31, 2000, brokerage commissions of $70,976 were paid by the Fund to Daiwa Securities (Singapore), an affiliate of the Adviser, in connection with portfolio transactions.

    At October 31, 2000, the Fund owed to the Manager and the Adviser $46,893 and $23,644, for management and advisory fees, respectively.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During year ended October 31, 2000, expenses of $7,148 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended October 31, 2000, DSTC earned $21,367 and DBS Bank earned $107,528 from the Fund for their respective custodial services.

    At October 31, 2000, the Fund owed to DSTC $12,413 and $27,549 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totaling $26,189.

    During the year ended October 31, 2000, the Fund paid or accrued $55,667 for legal services, in connection with the Fund's on-going operations, to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 2000 was $68,800,806, excluding $5,116,698 of short-term interest-bearing investments. At October 31, 2000, the net unrealized

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
depreciation on investments, excluding short-term securities, of $2,471,019 was composed of gross appreciation of $4,065,025 for those investments having an excess of value over cost, and gross depreciation of $6,536,044 for those investments having an excess of cost over value. For the year ended October 31, 2000, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $123,143,282 and $127,279,865, respectively.

    At October 31, 2000, the Fund had a remaining capital loss carryover of $29,277,499, of which $15,210,895 expires in the year 2006, and $14,666,604 expires in the year 2008 available to offset future net capital gains.

    At October 31, 2000, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $518,014 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book/tax differences primarily relating to net realized foreign currency losses. The Fund also reclassified $482,559 from paid-in-capital in excess of par value to accumulated net investment loss as a result of permanent book/tax differences primarily relating to net operating loss for the year ending October 31, 2000.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 9,200,840 shares outstanding at October 31, 2000, Daiwa Securities
America, Inc., an affiliate of the Adviser and DSTC, owned 14,460 shares.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each fiscal year is presented below:

                                                                    FOR THE YEARS ENDED OCTOBER 31,
                                                          ----------------------------------------------------
                                                            2000       1999       1998       1997       1996
                                                          --------   --------   --------   --------   --------
Net asset value, beginning of year.....................   $ 10.07    $ 7.09     $ 7.99     $ 12.59    $ 13.42
                                                          -------    -------    -------    -------    -------
Net investment income (loss)...........................     0.00 *    (0.04)      0.09      (0.04)     (0.07)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.........    (1.95)      3.13      (0.99)     (4.18)      0.21
                                                          -------    -------    -------    -------    -------
Net increase (decrease) in net asset value resulting
 from operations.......................................    (1.95)      3.09      (0.90)     (4.22)      0.14
                                                          -------    -------    -------    -------    -------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign
   currency transactions...............................      --       (0.11)       --       (0.38)     (0.97)
                                                          -------    -------    -------    -------    -------
Net asset value, end of year...........................   $ 8.12     $ 10.07    $ 7.09     $ 7.99     $ 12.59
                                                          =======    =======    =======    =======    =======
Per share market value, end of year....................   $ 6.375    $ 8.938    $ 6.375    $ 8.750    $ 12.125
                                                          =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends..................   (28.68)%    42.44 %   (27.14)%   (25.51)%    (3.54)%
  Based on net asset value at beginning and end of
   year, assuming reinvestment of dividends............   (19.36)%    44.30 %   (11.26)%   (34.49)%     0.76 %
Ratios and supplemental data:
  Net assets, end of year (in millions)................   $ 74.7     $ 92.6     $ 65.2     $ 73.5     $115.6
  Ratios to average net assets of:
    Expenses...........................................     1.93 %     1.97 %     2.23 %     1.87 %     1.85 %
    Net investment income (loss).......................     0.04 %    (0.42)%     1.38 %    (0.29)%    (0.48)%
  Portfolio turnover...................................   155.83 %   201.76 %   208.56 %    78.74 %    62.78 %

---------------------------------------------------------------------------
  *  Represents less than 0.005 per share.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Singapore Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenues of the Americas
New York, New York 10036
December 6, 2000

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end
(October 31, 2000) as to the federal tax status of any distributions received by you during such fiscal year.

    There were no dividend payments or foreign tax credits with respect to the fiscal year 2000.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

----------------------------------------
BOARD OF DIRECTORS
Masayasu Ohi, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Oren G. Shaffer
--------------------------------------------
OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun Tu
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                                 Annual Report
                                October 31, 2000